Exhibit 10.1

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of May 18, 2007, among The Gap, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower parties to the Credit Agreement (defined below) as the LC Subsidiaries (the “LC Subsidiaries”), the Subsidiaries of the Borrower parties to the Credit Agreement as the Subsidiary Borrowers (the “Subsidiary Borrowers”), the banks, financial institutions and other institutional lenders parties as lenders and swingline lenders to the Credit Agreement referred to below (collectively, the “Lenders”), the Issuing Banks (as hereinafter defined) and Citicorp USA, Inc., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the LC Subsidiaries, the Subsidiary Borrowers, the banks party thereto as issuing banks (the “Issuing Banks”), Citigroup Global Markets Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, Bank of America, N.A., HSBC Bank USA, National Association and JPMorgan Chase Bank, as Co-Syndication Agents, the Lenders and the Agent have entered into a Credit Agreement dated as of August 30, 2004, (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the LC Subsidiaries, the Subsidiary Borrowers, the Issuing Banks, the Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

(3) The Lenders, the Issuing Banks and the Agent are, on the terms and conditions stated below, willing to grant the request of the Borrower, the LC Subsidiaries and the Subsidiary Borrowers, and the Borrower, the LC Subsidiaries and the Subsidiary Borrowers, the Lenders, the Issuing Banks and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) The definition of “Applicable Letter of Credit Fee” in Section 1.01 is amended in full to read as follows:

“ ‘Applicable Letter of Credit Fee’ means as of any date, a percentage per annum determined by reference to the applicable Performance Level in effect on such date as set forth below:

PERFORMANCE LEVEL	LEVEL 1	LEVEL 2	LEVEL 3	LEVEL 4	LEVEL 5	LEVEL 6
Applicable Letter of Credit Fee	.125%	.150%	.200%	.250%	.300%	.350%

(b) The definition of “Termination Date” in Section 1.01 is amended by deleting the date “August 30, 2009” therein and replacing it with the date “August 30, 2012”.

(c) Section 3.06(a) is amended by deleting the words “on the last day” therein and replacing them with the words “no later than 30 days after the last day”.

(d) Section 7.02(a)(vi) is amended by deleting the number “$1,600,000,000” therein and replacing it with the number “$750,000,000”.

(e) Section 7.04(c) is amended by deleting the words “or treasurer” therein and substituting therefor the words “, treasurer or assistant treasurer”.

(f) Schedule I-A is replaced by Annex 1 hereto.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (a) counterparts of this Amendment executed by the Borrower, each LC Subsidiary, each Subsidiary Borrower, each Issuing Bank and all of the Lenders or, as to any of the Lenders or Issuing Banks, advice satisfactory to the Agent that such Lender or Issuing Bank has executed this Amendment;

(b) all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

(i) to the extent needed, an updated certificate of the Secretary or an Assistant Secretary of each domestic Loan Party certifying the names and true signatures of the officers authorized to sign this Amendment and the other documents to be delivered hereunder,

(ii) certified copies of the resolutions of the board of directors (or persons performing similar functions) of each domestic Loan Party authorizing the transactions contemplated by this Amendment,

(iii) a favorable opinion of General Counsel or Associate General Counsel to the Loan Parties, in substantially the form of the respective opinion delivered in connection with the Credit Agreement, and as to such other matters as any Lender through the Agent may reasonably request,

(iv) a favorable opinion of Orrick, Herrington & Sutcliffe LLP, special New York counsel to the Loan Parties, in substantially the form of the respective opinion delivered in connection with the Credit Agreement and as to such other matters as any Lender through the Agent may reasonably request, and

(v) a favorable opinion of Shearman & Sterling LLP, counsel for the Agent, in form and substance satisfactory to the Agent; and

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(c) on behalf of each Lender that has delivered an executed copy of this Amendment to the Agent no later than 5:00 p.m. (New York City time) on May 18, 2007, a fee from the Borrower equal to 0.025% of the Commitment of such Lender as set forth on Annex I hereto; and

(d) no later than 120 days following the satisfaction of the conditions in subclauses (a), (b) and (c) above, certified copies of the resolutions of the board of directors (or persons performing similar functions) of each Loan Party which is a Foreign Subsidiary authorizing the transactions contemplated by this Amendment; provided, however, the compliance with the conditions in this clause (d) shall constitute a condition subsequent, but not a condition precedent, to this Amendment which is subject to the satisfaction of clauses (a), (b) and (c) above.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) Corporate Status. Each Loan Party is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and possesses all powers (corporate or otherwise) and all other authorizations and licenses necessary to carry on its business, except where the failure to so possess would not have a Material Adverse Effect.

(b) Corporate Authority; Non-Contravention. The execution, delivery and performance by each Loan Party of this Amendment and the consummation of the transactions contemplated hereby are within such Loan Party’s respective powers (corporate or otherwise), have been duly authorized by all necessary action (corporate or otherwise), and do not (i) contravene such Loan Party’s Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument binding on or affecting any Loan Party or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party. No Loan Party is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

(c) Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Loan Party of this Amendment.

(d) Binding Effect. Each of this Amendment and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

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(e) Litigation. There is no pending or, to the Borrower’s knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, (i) which has a reasonable probability (taking into account the exhaustion of all appeals and the assertion of all defenses) of having a Material Adverse Effect or (ii) which purports to affect the legality, validity or enforceability of this Amendment.

(f) Financial Statements. The Consolidated balance sheets of the Borrower and its Subsidiaries as of February 3, 2007, and the related Consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, copies of which have been furnished to each Lender Party, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

(g) Material Adverse Change. Since February 3, 2007, there has been no Material Adverse Change.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER

THE GAP, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

THE LC SUBSIDIARIES

BANANA REPUBLIC, LLC

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GPS CONSUMER DIRECT, INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

Signature Page
Amendment No. 1 to the Credit Agreement

GAP (FRANCE) S.A.S.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	President

GAP (JAPAN) K.K.

By	/s/ Thomas J. Lima
Name:	Thomas J. Lima
Title:	Director

GAP (NETHERLANDS) B.V.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	Director

GPS (GREAT BRITAIN) LIMITED

By	/s/ Byron H. Pollitt, Jr.
Name:	Byron H. Pollitt, Jr.
Title:	Director

OLD NAVY (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

Signature Page
Amendment No. 1 to the Credit Agreement

SUBSIDIARY BORROWERS

GAP (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

GAP (FRANCE) S.A.S.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	President

GAP (JAPAN) K.K.

By	/s/ Thomas J. Lima
Name:	Thomas J. Lima
Title:	Director

GAP (NETHERLANDS) B.V.

By	/s/ Lisa D. Mertens
Name:	Lisa D. Mertens
Title:	Director

GPS (GREAT BRITAIN) LIMITED

By	/s/ Byron H. Pollitt, Jr.
Name:	Byron H. Pollitt, Jr.
Title:	Director

Signature Page
Amendment No. 1 to the Credit Agreement

OLD NAVY (CANADA) INC.

By	/s/ Sabrina Simmons
Name:	Sabrina Simmons
Title:	Senior Vice President – Finance and Treasurer

Signature Page
Amendment No. 1 to the Credit Agreement

THE AGENT:

CITICORP USA, INC.

By	/s/ Marc Merlino
Name:	Marc Merlino
Title:	Managing Director and V.P.

Signature Page
Amendment No. 1 to the Credit Agreement

THE LENDERS

CITICORP USA, INC.

By	/s/ Marc Merlino
Name:	Marc Merlino
Title:	Managing Director and V.P.

BANK OF AMERICA, N.A.

By	/s/ Thomas J. Kane
Name:	Thomas J. Kane
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Jeremy Bollington
Name:	Jeremy Bollington
Title:	Managing Director

THE BANK OF NOVA SCOTIA

By	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page
Amendment No. 1 to the Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

WELLS FARGO BANK, N.A.

By	/s/ Gavin S. Holles
Name:	Gavin S. Holles
Title:	Vice President

WACHOVIA NATIONAL ASSOCIATION

By	/s/ Susan T. Gallagher
Name:	Susan T. Gallagher
Title:	Vice President

THE FIFTH THIRD BANK

By	/s/ Gary S. Losey
Name:	Gary S. Losey
Title:	Vice President

Signature Page
Amendment No. 1 to the Credit Agreement

THE ISSUING BANKS:

CITIBANK, N.A.

By	/s/ Marc Merlino
Name:	Marc Merlino
Title:	Managing Director and V.P.

BANK OF AMERICA, N.A.

By	/s/ Thomas J. Kane
Name:	Thomas J. Kane
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Jeremy Bollington
Name:	Jeremy Bollington
Title:	Managing Director

JPMORGAN CHASE BANK

By	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

Signature Page
Amendment No. 1 to the Credit Agreement

SWING LINE LENDERS:

CITIBANK, N.A.

By	/s/ Marc Merlino
Name:	Marc Merlino
Title:	Managing Director and V.P.

BANK OF AMERICA, N.A.

By	/s/ Thomas J. Kane
Name:	Thomas J. Kane
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Jeremy Bollington
Name:	Jeremy Bollington
Title:	Managing Director

JPMORGAN CHASE BANK

By	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

BANK OF NOVA SCOTIA

By	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page
Amendment No. 1 to the Credit Agreement

ANNEX I

SCHEDULE I-A

COMMITMENT AMOUNTS

Entity	Commitment	Issuing Commitment
Citicorp USA, Inc.	$75,000,000.00	N/A
Bank of America, N.A.	$75,000,000.00	$125,000,000.00
HSBC Bank USA, National Association	$75,000,000.00	$125,000,000.00
JPMorgan Chase Bank	$75,000,000.00	$125,000,000.00
The Bank of Nova Scotia	$40,000,000.00	N/A
William Street Commitment Corporation	$40,000,000.00	N/A
U.S. Bank National Association	$40,000,000.00	N/A
Wells Fargo Bank, N.A.	$40,000,000.00	N/A
Wachovia Bank, National Association	$20,000,000.00	N/A
Fifth Third Bank	$20,000,000.00	N/A
Citibank, N.A.	N/A	$125,000,000.00

Total	$500,000,000.00	$500,000,000.00

Signature Page
Amendment No. 1 to the Credit Agreement